UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SONIC INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Phone: (801) 365-2800

April 4, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah on Thursday, May 5, 2005 at 9:00 a.m. MDT.

The accompanying Proxy Statement describes the business to be transacted at the Annual Meeting. It is important that your shares be represented whether or not you personally attend the Annual Meeting. Regardless of the number of shares you own, your vote is important to us. In order to ensure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card or voting instruction card promptly. This will not limit your right to vote in person or to attend the Annual Meeting.

We also plan to review the status of our business at the Annual Meeting. We look forward to seeing you.

Sincerely,

Andrew G. Raguskus

President and Chief Executive Officer

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

(801) 365-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE/TIME:	9:00 a.m. MDT on Thursday, May 5, 2005

PLACE:	Sonic Innovations, Inc. 2795 East Cottonwood Parkway, Suite 660 Salt Lake City, UT 84121 Phone number: (801) 365-2800

ITEMS OF BUSINESS:

1.      To elect two directors for a three-year term;

2.      To ratify the appointment of KPMG LLP as our independent auditors for the 2005 fiscal year; and

3.      To take action on any other business that may properly be considered at the Annual Meeting or any adjournments thereof.

ADJOURNMENTS:	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned.

VOTING:	If you cannot attend the Annual Meeting, you may vote your shares by telephone or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the Proxy Statement accompanying this notice, as well as on the enclosed proxy card.

RECORD DATE:	You are entitled to vote only if you were a stockholder of record as of the close of business on March 9, 2005.

YOUR VOTE IS IMPORTANT:	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instruction card as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone. For specific instructions on how to vote your shares, please refer to the section entitled “QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING” of the accompanying Proxy Statement and the instructions on the proxy or voting instruction card.

ANNUAL REPORT:	Sonic Innovations’ 2004 Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

Stephen L. Wilson

Senior Vice President and

Chief Financial Officer and Secretary

This Notice of the Annual Meeting, Proxy Statement and accompanying proxy card were mailed on or about April 4, 2005.

SONIC INNOVATIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2005

The Board of Directors of Sonic Innovations, Inc. (the “Board”) is soliciting the enclosed proxy from you. The proxy will be used at our 2005 Annual Meeting of Stockholders to be held on Thursday, May 5, 2005, beginning at 9:00 a.m. MDT at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121, and at any adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures. This Proxy Statement is being mailed to stockholders on or about April 4, 2005.

We use several abbreviations in this Proxy Statement. We may refer to our company as “Sonic Innovations” or the “Company.” The term “proxy materials” includes this Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2004. The term “Annual Meeting” means our 2005 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING

AT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on Thursday, May 5, 2004, beginning at 9:00 a.m. MDT at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Why I am receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record as of the close of business on March 9, 2005 (the “Record Date”). As a stockholder of record, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders of record will act upon the items of business outlined in the Notice of the Annual Meeting of Stockholders (on the cover page of this Proxy Statement), each of which is described more fully in this Proxy Statement. In addition, we plan to review the status of our business and respond to questions from stockholders.

Who is entitled to attend?

You are entitled to attend the Annual Meeting only if you were a Sonic Innovations stockholder (or joint holder) of record as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

Please also note that if you are not a stockholder of record but hold shares in “street name” (that is, through a broker, trustee, bank or other nominee), you will need to provide proof of beneficial ownership as of the Record

Date, such as your most recent brokerage account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee, bank or other nominee, or other similar evidence of ownership. The Annual Meeting will begin promptly at 9:00 a.m. MDT. Check-in will begin at 8:45 a.m. MDT.

Who is entitled to vote?

Only stockholders who owned Sonic Innovations common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

How many shares are entitled to vote?

As of the Record Date, 21,248,099 shares of Sonic Innovations common stock were outstanding. Each outstanding share of Sonic Innovations common stock entitles the holder to one vote on each matter.

How many shares must be present or represented to conduct business (that is, what constitutes a quorum)?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Sonic Innovations common stock entitled to vote at the Annual Meeting will constitute a quorum. A quorum is required to conduct business at the Annual Meeting. The presence of the holders of Sonic Innovations common stock representing at least 10,624,050 votes will be required to establish a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

1.	The election of two nominees to serve as directors on our Board for a three-year term.

2.	The ratification of the appointment of KPMG LLP as our independent auditors for the 2005 fiscal year.

These proposals are described more fully below. As of the date of this Proxy Statement, the only business that our Board intends to present or knows of that others will present at the Annual Meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of KPMG LLP as our independent auditors for the 2005 fiscal year.

What shares can I vote?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Sonic Innovations stockholders hold their shares through a broker, trustee, bank or other nominee rather than directly in their own name.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the named officers of Sonic Innovations who are serving as proxy holders or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use for this purpose.

If your shares are held by a nominee, you are considered the beneficial owner of such shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, bank or other nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in street name, you may vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by granting a proxy. If you are a stockholder of record, you may vote:

•	By Telephone—you may submit the proxy by following the “Vote by Telephone” instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or

•	By Mail—you may vote by mail by signing and dating the proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation) you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting directions provided by your nominee. You may complete and mail a voting instruction card to your nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your nominee as you have directed.

Telephone voting facilities for stockholders of record will close at 12:00 noon EDT, on May 4, 2005.

How can I vote my shares in person?

If you are a stockholder of record and wish to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker, trustee, bank or other nominee) giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend.

Can I change my vote?

You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•	submitting a new, properly signed proxy bearing a later date (which automatically revokes the earlier proxy) prior to your shares being voted at the Annual Meeting;

•	providing a written notice of revocation to our Secretary prior to your shares being voted at the Annual Meeting;

•	voting by telephone prior to 12:00 noon EDT, on May 4, 2005; or

•	voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked, unless you specifically so request.

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on “routine matters” (such as election of directors), but not on “non-routine matters” (such as stockholder proposals). A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

Who will serve as inspector of election?

Michael M. Halloran, our Vice President and Corporate Controller, will tabulate the votes and act as inspector of election at the Annual Meeting.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board on the scheduled business items (“FOR” the two director nominees to the Board and “FOR” ratification of the appointment of the independent auditors) and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting and any adjournments thereof.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Andrew G. Raguskus (our President and CEO) and Stephen L. Wilson (our Senior Vice President and CFO and Secretary), will have the discretion to vote your shares on any additional matters properly presented for a vote. If for any unforeseen reason any of our nominees is not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2005.

Who is soliciting my vote and who will bear the costs of this solicitation?

The Board of Directors of Sonic Innovations is making this solicitation and Sonic Innovations will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of our Board, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Sonic Innovations common stock.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or proxy materials, please contact the Company’s Secretary at (801) 365-2800.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information relating to the beneficial ownership of Sonic Innovations common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of Sonic Innovations common stock;

•	each of our executive officers named in the summary compensation table (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director and executive officer is determined in accordance with the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person has the sole or shared voting power or investment power and any shares that the person has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number and percentage of shares beneficially owned is computed on the basis of 21,248,099 shares of Sonic Innovations common stock outstanding as of the Record Date. Shares of Sonic Innovations common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is: c/o Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Beneficial Owner (Name and Address)	Number of Shares Beneficially Owned (1)		Percentage of Total Shares Outstanding
5% Stockholders:
Coghill Capital Management, L.L.C. One North Wacker Drive, Suite 4350 Chicago, IL 60606	2,031,265	(2)	9.6%
T. Rowe Price 100 East Pratt Street Baltimore, MD 21202	1,745,691	(3)	8.2%
FMR Corp. 82 Devonshire Street Boston, MA 02109	1,399,600	(4)	6.6%
JP Morgan Chase & Co. 270 Park Avenue New York, NY 10017	1,126,841	(5)	5.3%
State of Wisconsin Investment Board P.O Box 7842 Madison, WI 53707	1,110,000	(6)	5.2%

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (Continued)

Beneficial Owner (Name and Address)	Number of Shares Beneficially Owned (1)	Number of Shares Issuable Upon Exercise of Stock Options (7)	Percentage of Total Shares Outstanding
Non-Employee Directors:
James M. Callahan	—	—	*
Lewis S. Edelheit	27,000	27,000	*
Kevin J. Ryan	374,158	282,742	1.8%
Lawrence C. Ward	33,000	33,000	*
Samuel L. Westover	33,000	33,000	*

Named Executive Officers:
Andrew G. Raguskus	669,769	574,904	3.2%
Michael A. James	340,104	340,104	1.6%
Stephen L. Wilson	551,098	507,557	2.6%
Jorgen Heide	272,094	255,434	1.3%
Gregory N. Koskowich	160,274	118,507	*
All current directors and executive officers as a group (17 persons)	3,193,504	2,874,371	13.1%

*	less than 1%

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT – FOOTNOTES

(1)	The information provided in this table is based on our records, information supplied to us by our executive officers, directors and 5% stockholders and information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission.

(2)	Based on information in a Schedule 13G Report filed February 10, 2005 indicating that Coghill Capital Management and its affiliates (“Coghill”) were the beneficial owners of 2,031,265 shares, of which Coghill had shared voting and dispositive power.

(3)	Based on information in a Schedule 13G/A Report filed February 11, 2005 indicating that T. Rowe Price and its affiliates (“T. Rowe Price”) were the beneficial owners of 1,745,691 shares, of which T. Rowe Price had sole voting power over 609,753 shares and sole dispositive power over 1,745,691 shares.

(4)	Based on information in a Schedule 13G/A Report filed February 14, 2005 indicating that FMR Corp. and its affiliates (“FMR”) were the beneficial owners of 1,399,600 shares, of which FMR had sole voting power over 668,100 shares and sole dispositive power over 1,399,600 shares.

(5)	Based on information in a Schedule 13G Report filed February 11, 2005 indicating that JP Morgan Chase & Co. and its affiliates (“JP Morgan”) were the beneficial owners of 1,126,841 shares, of which JP Morgan had sole voting power over 610,991 shares, sole dispositive power over 571,926 shares and shared dispositive power over 554,915 shares.

(6)	Based on information in a Schedule 13G/A Report filed February 18, 2005 indicating that State of Wisconsin Investment Board was the beneficial owner of 1,110,000 shares, of which State of Wisconsin Investment Board had sole voting and dispositive powers.

(7)	Shares issuable upon exercise of stock options within 60 days of March 9, 2005. These shares are included in the “number of shares beneficially owned” column.

GOVERNANCE OF THE COMPANY

Board Composition

The members of our Board on the date of this Proxy Statement, and the committees of our Board on which they serve, are identified below.

Name of Director	Compensation		Audit		Governance and Nominating		Stock Option
Non-Employee Directors:
James M. Callahan	—		X		X		—
Lewis S. Edelheit	X	*	X		X		—
Kevin J. Ryan	—		—		—		—
Lawrence C. Ward	X		—		X	*	—
Samuel L. Westover	X		X	*	X		—
Employee Director:
Andrew G. Raguskus	—		—		—		X	*

X	Committee member
*	Committee chairman

During 2004, our Board met nine times and each then-current director attended each meeting, except for Mr. Ryan and Mr. Westover, each of whom missed one meeting. Members of our Board are encouraged to attend our annual meetings. All of our then-current Board members attended the 2004 annual meeting.

Board Independence

The Board has determined that each of the following directors (and each of the members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee) to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”):

James M. Callahan;

Lewis S. Edelheit;

Lawrence C. Ward; and

Samuel L. Westover.

The Board has also determined that no material relationships exist between any non-employee director and the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, except for Mr. Ryan, who was Executive Chairman of the Board from January 2002 to December 2003.

Board Committee Composition

Audit Committee

Sonic Innovations has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act, as amended. The Audit Committee currently consists of Mr. Callahan, Dr. Edelheit and Mr. Westover. The Board believes that each of these individuals is financially literate, and that Mr. Westover is a “financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, the Board believes that each member of the Audit Committee is independent as defined under Marketplace Rule 4350(d)(2) of the NASD. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; and the independent auditors’ qualifications, independence, engagement and performance. Among other things, the Audit Committee prepares the Report of the Audit Committee for inclusion in the Proxy Statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of the independent auditors; reviews and approves (i) the scope of the annual audit, (ii) the audit and other accounting related fees and (iii) the financial statements; reviews our disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees the Company’s Financial Information Integrity Policy and investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on our financial statements. The Audit Committee works closely with management as well as the independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee met six times in 2004 and each member attended each meeting. The report of the Audit Committee is included herein. The charter for the Audit Committee is available on our website at www.sonici.com/corporategovernance.

Compensation Committee

The Compensation Committee currently consists of Dr. Edelheit, Mr. Ward and Mr. Westover. The Compensation Committee approves our executive officers’ (i) salaries, (ii) annual cash bonus awards and (iii) stock-based incentives. The Compensation Committee also administers our 1993 Stock Plan, 2000 Stock Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee met twice in 2004 and each member attended each meeting. The charter for the Compensation Committee is available on our website at www.sonici.com/corporategovernance.

Governance and Nominating Committee

The Governance and Nominating Committee currently consists of Mr. Callahan, Dr. Edelheit, Mr. Ward and Mr. Westover. The Board believes that each member of the Governance and Nominating Committee is independent as defined under Marketplace Rule 4350(d)(2) of the NASD. The Governance and Nominating Committee assists the Board in fulfilling its responsibility with respect to corporate governance of Sonic Innovations and is responsible for developing and recommending to the Board the governance principles applicable to Sonic Innovations; overseeing the evaluation of the Board and management of Sonic Innovations; recommending to the Board director nominees for each committee; and assisting the Board in identifying prospective director nominees and determining the director nominees for election. Among other things, the Governance and Nominating Committee determines the criteria for qualification and selection of directors for election to the Board; oversees the organization of the Board to discharge its duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Governance and Nominating Committee include annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to our Certificate of Incorporation or Bylaws and Board committee charters; recommending Board committee assignments; reviewing, approving and monitoring all service by executive officers on outside, for-profit boards of directors; reviewing and approving in advance any proposed related party transactions; and reviewing, approving and monitoring the Company’s Code of Business Conduct and Ethics and Code of Ethics for Principal Executive and Senior Financial Officers. The Governance and Nominating Committee met once in 2004. In addition, governance issues were discussed as part of most Board meetings. The charter for the Governance and Nominating Committee is available on our website at www.sonici.com/corporategovernance.

Stock Option Committee

The Stock Option Committee, which currently consists solely of Mr. Raguskus, has the authority to grant to non-officer employees only: (i) stock options to purchase up to a maximum of 10,000 shares per non-officer employee; and (ii) restricted stock up to a maximum of 5,000 shares per non-officer employee. Stock options or restricted stock granted in this manner are reported to the Board. As a result of changes in the manner of accounting for stock-based compensation that became effective in 2005, the Company is more likely to issue restricted stock rather than stock options in the future.

Director Compensation

Each of our non-employee directors is paid as follows: (i) $2,500 for attending a Board meeting in person and $500 for attending by telephone; (ii) $1,000 for attending an Audit Committee meeting in person and $500 for attending by telephone; and (iii) $500 for attending a Compensation or Governance and Nominating Committee meeting in person and $200 for attending by telephone. In addition, the chairman of the Audit Committee is paid an annual retainer of $7,500. Each of our directors is also reimbursed for reasonable travel expenses incurred in attending Board or Board committee meetings. Audit Committee fees were increased to their present levels in 2005. In 2004, Audit Committee fees were $500 for attending a meeting in person and $200 for attending by telephone, and the chairman was not paid a retainer.

Under our 2000 Stock Plan, each new non-employee director is granted a stock option for 15,000 shares of common stock, which vests at the rate of one-third on each annual anniversary date from the date of grant. Following each annual meeting of stockholders, each continuing non-employee director is granted a stock option for 6,000 shares of common stock, which fully vests one year from the date of grant. These stock options have a ten-year term and an exercise price per share equal to the fair market value per share on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees; nor has served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Consideration of Director Nominees

Stockholder Nominees

Our Bylaws permit stockholders to nominate directors. The policy of the Governance and Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described under “Identifying and Evaluating Nominees for Directors” below. For a description of the process for nominating directors in accordance with our Bylaws, please refer to the section entitled “OTHER INFORMATION—Deadline for Receipt of Stockholder Proposals and Director Nominations.” In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Secretary

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Director Qualifications

In evaluating candidates for membership on the Board, the Governance and Nominating Committee will consider, among other things, the following:

•	Each candidate should be prepared to represent the best interests of all of the Company’s stockholders and not just one particular constituency.

•	Each candidate should have demonstrated integrity and ethics in his/her personal and professional life and have established a record of professional accomplishment in his/her chosen field.

•	No candidate, or family member (as defined in NASD rules) or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, should have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and the committee(s) of which he/she is a member (if applicable) and not have other personal or professional commitments that would interfere with or limit his/her ability to do so.

Identifying and Evaluating Nominees for Directors

The Governance and Nominating Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address membership criteria set forth under “Director Qualifications” above. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. In addition, from time-to-time, the Governance and Nominating Committee may solicit recommendations for director candidates from its professional service advisors. These candidates are evaluated at regular or special meetings of the Governance and Nominating Committee, and may be considered at any point during the year. The Governance and Nominating Committee considers properly submitted stockholder nominations for candidates for the Board following verification of the stockholder status of persons proposing candidates. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are reviewed by the Governance and Nominating Committee. The Governance and Nominating Committee is searching for qualified persons to add to the Board to fill vacancies.

In October 2004, the Board unanimously elected James M. Callahan, a candidate located and recommended by the Governance and Nominating Committee, as a director, and Mr. Callahan is a nominee for election to the Board at this Annual Meeting. The Company did not receive any nominations for director from any stockholders.

Communications with the Board

Stockholders and employees who desire to communicate with the Board or individual directors on a confidential basis may do so by writing directly and confidentially using an envelope marked “confidential” to Board of Directors, c/o Secretary, Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah, 84121. Such communications will be forwarded directly to the named director or, if addressed to the Board, to the Chairman of the Audit Committee, who is an independent director.

Any non-confidential communications from stockholders and employees that are intended for the Board will be processed as follows: (i) if the sender specifically requests that the communication be sent to the Board, the communication will be promptly relayed to the Board; and (ii) if the sender does not specifically request that the communication be sent to the Board, the communication will be promptly relayed to the Board if management, using its best business judgment, determines that it should be relayed to the Board.

Code of Ethics

The Sonic Innovations Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our chief executive officer, principal financial officer and principal accounting officer, is available on our website www.sonici.com/corporategovernance. We intend to post amendments to or waivers from our Code of Ethics for Principal Executive and Senior Financial Officers at that address. There have not been any amendments or waivers to this code of ethics to date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of reports and written representations furnished to us, we believe that during fiscal year 2004 all filings with the Securities and Exchange Commission by our executive officers and directors complied with requirements for reporting ownership and changes in ownership of our common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

Our Board of Directors currently consists of six members and is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Mr. James M. Callahan and Dr. Lewis S. Edelheit are in the class of directors whose term expires at the 2005 Annual Meeting of Stockholders, and they are the two nominees for election to the Board at this Annual Meeting. Directors whose terms are continuing after this Annual Meeting include Mr. Andrew G. Raguskus and Mr. Lawrence C. Ward, who are in the class of directors whose term expires at the 2006 annual meeting; and Mr. Kevin J. Ryan and Mr. Samuel L. Westover, who are in the class of directors whose term expires at the 2007 annual meeting. Executive officers are elected by the Board and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

DIRECTORS

Name of Director	Director Since	Term Expires(4)	Age(5)
James M. Callahan (1),(3)	2004	2005	63
Lewis S. Edelheit, Ph.D. (1),(2),(3)	2002	2005	62
Andrew G. Raguskus	1996	2006	59
Kevin J. Ryan	1999	2007	64
Lawrence C. Ward (2),(3)	2001	2006	52
Samuel L. Westover (1),(2),(3)	2002	2007	49

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Nominating Committee.
(4)	Term expires as of the annual meeting date in the year indicated.
(5)	As of December 31, 2004.

James M. Callahan held several senior management positions at Johnson & Johnson’s Vistakon disposable contact lens business from 1997 until his retirement in January 2003, including President of the U.S. Business, President of the Global Franchise and Executive Vice President of E-Commerce. Prior to that, he held management positions at Novartis, Ciba-Geigy, Bausch & Lomb and Pfizer. Mr. Callahan, who also served as an officer in the U.S. Marine Corps, earned a bachelor’s degree in communication arts from Fordham University and an MBA from Fairleigh Dickinson University.

Lewis S. Edelheit, Ph.D. was General Electric Company’s Senior Research and Technology Advisor from 2000 until his retirement in 2002 and was Senior Vice President of Corporate R&D from 1991 to 2000. He is a director of Silicon Graphics, Inc., a high-end computer manufacturer, a member of the National Academy of Engineering and a Fellow of the American Physical Society. Dr. Edelheit earned a bachelor’s degree in engineering physics and a master’s degree and Ph.D. in physics from the University of Illinois.

Andrew G. Raguskus has been the Company’s President and Chief Executive Officer and a director since 1996. He was Chief Operating Officer of Sonic Solutions, Inc., a maker of digital audio workstations, during 1996. He was Senior Vice President Operations of ReSound Corporation, a hearing aid company, from 1991 to 1995. Prior to that, Mr. Raguskus held management positions at Sun Microsystems, Inc. and General Electric’s Medical Systems division. He has served on the board of the Hearing Industries Association. Mr. Raguskus earned a bachelor’s degree in electrical engineering from Rensselaer Polytechnic Institute.

Kevin J. Ryan has been President and Chief Executive Officer and a director of Large Scale Biology, a bio-technology company, since April 2003. He has been Chairman of the Board of Sonic Innovations, Inc. since January 2002. This position was an executive position from January 2002 to December 2003. He was Chairman, President and Chief Executive Officer of Wesley Jessen Vision Care, Inc., a manufacturer of contact lenses, from 1995 until its acquisition by Novartis in 2001. Mr. Ryan earned a bachelor’s degree in business and marketing from Notre Dame University.

Lawrence C. Ward has been an independent operations and management consultant for manufacturing and engineering companies since 2002. He was Corporate Vice President Worldwide Manufacturing Operations of Applied Materials Corporation from October 1998 to October 2001. Prior to that, he was President North American Region of Walbro Corporation from February 1998 to September 1998, and Senior Vice President Operations and President Airbag and Seat Belt Division of Breed Technologies, Inc. from November 1997 to February 1998. Mr. Ward earned a bachelor’s degree in mechanical engineering from California Polytechnic State University and a master’s degree in mechanical engineering from Santa Clara University

Samuel L. Westover was President of CIGNA’s Small Business Segment from March 2004 to December 2004 and President and Chief Executive Officer of CIGNA Dental, a provider of dental insurance and dental managed care, from March 2002 to March 2004. He was Special Assistant to the Governor of Utah from March 2001 to March 2002. From 1996 to 2000, Mr. Westover was President and Chief Executive Officer of Orthalliance, Inc., a provider of management services to orthodontic practices, which he founded. Prior to that, he was President and Chief Executive Officer of SysteMed, Inc., a prescription benefits management company, and Senior Vice President and Chief Financial Officer of Wellpoint Health Networks, Inc. and Blue Cross of California. Mr. Westover earned a bachelor’s degree in accounting from Brigham Young University.

Vote Required and Recommendation of the Board

The two nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting (a plurality of votes cast) will be elected to serve as directors. Votes “WITHHELD” from any director nominee will be counted for purposes of determining the presence of a quorum, but have no other legal effect under Delaware law.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Mr. Callahan or Dr. Edelheit become unavailable, however, the proxy holders will be authorized to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Callahan and Dr. Edelheit.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. CALLAHAN AND DR. EDELHEIT.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS

The Audit Committee has appointed KPMG LLP (“KPMG”), certified public accountants, as our independent auditors for the 2005 fiscal year. KPMG has been our independent auditing firm since 2002. Although it is not required to do so, the Audit Committee wishes to submit the appointment of KPMG for stockholder ratification at the Annual Meeting. Notwithstanding the appointment or a ratification, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, our stockholders if the Audit Committee determines that such a change would be in our and our stockholders’ best interest. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees

For the years ended December 31, 2004 and 2003, we paid or have accrued fees to KPMG. Audit fees include the annual audit, quarterly reviews, accounting consultation, statutory audits, and review of registration statements and consents in connection with same. In 2004, audit fees also included fees for the audit of management’s assessment of the effectiveness of internal control over financial reporting. Audit-related fees include accounting consultation on proposed transactions. Tax fees include U.S., foreign and state income tax preparation and tax consultation. There were no fees for financial information systems design and implementation in 2004 or 2003. The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services. A summary of fees paid or accrued to KPMG for 2004 and 2003 appears below:

Fee Category	2004	2003
Audit	$798,000	$265,000
Audit-related	30,000	41,000
Tax	50,000	39,000

Total	$878,000	$345,000

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services to be performed by the independent auditors and the related fees. The Audit Committee is authorized to delegate, within specified limits, the pre-approval of such services and fees to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting. During 2004, no fees were approved by the Audit Committee after services were performed pursuant to the de minimis exception established by the SEC.

Vote Required and Recommendation of the Board

Ratification of the appointment of KPMG LLP as our independent auditors for the 2005 fiscal year requires the affirmative vote of a majority of the shares of Sonic Innovations common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting. Abstentions have the same effect as a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing compensation policy and administering the compensation programs for the Company’s executive officers including the Named Executive Officers.

The Compensation Committee charter describes in greater detail the full responsibilities of the Compensation Committee and is available on our website at www.sonici.com/corporategovernance. The Committee is comprised solely of independent directors as defined under Marketplace Rule 4350(d)(2) the National Association of Securities Dealers. Further, Committee members have no “interlocking” relationships as defined by Securities and Exchange Commission regulations. All decisions by the Committee relating to the compensation of the Company’s executive officers are reviewed by the Board.

The Committee evaluates the Company’s executive compensation programs, mainly in relation to the programs offered by other healthcare companies. This analysis is intended to ensure that the Committee has sufficient comparative data with respect to overall compensation levels. The Company reviews the reasonableness of total compensation levels using public information from various healthcare companies and several publicly available surveys. Certain of these companies are included in the S&P healthcare sector index, which is used for the purpose of comparing stockholder returns in the stockholder return performance graph. The Committee’s objective is to attract and retain talented individuals by targeting total executive compensation in line with healthcare sector peer group companies.

In recognition of Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain executive compensation to $1,000,000 per year, the Committee will, to the extent programs can be excluded from the $1,000,000 limit without undue effort and to the extent no pre-existing, contractual obligations exist, take the necessary actions to secure full tax deductibility under the Internal Revenue Code.

Compensation Philosophy

The hearing aid market is highly competitive. There are six hearing aid manufacturers that are substantially larger than the Company. Achieving increased revenues and profitability in this competitive market presents significant challenges for the Company’s management. The Committee believes that, if the Company is to continue its growth, bring new products to market, gain market share, achieve greater revenues and improve profitability, its executive compensation program must have the flexibility to attract and retain high quality, motivated employees. Furthermore, the executive compensation program must provide incentives that reward key managers for aggressively pursuing the actions necessary to improve the Company’s performance and enhance long-term stockholder value.

The Company’s executive compensation program is based upon a pay-for-performance philosophy. There are currently three components to the Company’s executive compensation program: base salary; an annual cash bonus opportunity; and long-term stock-based incentives. The Company is committed to a strong link between its operating and strategic goals and its compensation program. The financial goals for certain elements of the compensation program are reviewed by the Committee in conjunction with its review of the Company’s annual profit plan.

Base Salary

An executive’s base salary is determined by an assessment of his current performance, sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, current salary in relation to the range designated for the job and salary levels for comparable positions at peer group companies. Additionally, the Committee sets base salaries for executive officers based on the executive’s contribution to the Company’s success through operational improvements and strategic initiatives. Factors considered in determining base salary are not assigned pre-determined relative weights.

Annual Cash Bonus Awards

Payments under the Company’s cash bonus program are based on the Company’s achievement of Company performance goals as approved by the Committee and each executive’s achievement of individual objectives as approved by the Chief Executive Officer. The Chief Executive Officer’s individual objectives are approved by the Chairman of the Board. The cash bonus program provides for a normal bonus of up to a maximum of 60% of base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2004, the Company performance goals related to targeted levels of net sales and earnings per share, each of which accounted for one-third of the participant’s bonus. The targeted levels of net sales and earnings per share were based on the Company’s 2004 profit plan. The remaining one-third of the participant’s bonus related to the participant’s individual objectives. Bonuses for 2004 reflect the fact that net sales targets were achieved at a low level, earnings per share targets were not achieved and individual objectives were achieved to various degrees. For 2005, the Company’s performance goals will also relate to net sales and earnings per share targets, and a component of the bonus will also be tied solely to achievement of individual objectives.

Stock-Based Incentives

The Company’s philosophy regarding stock-based incentives is that such incentives should be directly related to the creation of stockholder value, thus providing a strong link between management and stockholders. The Company believes that stock-based incentives are very consistent with the entrepreneurial spirit the Company seeks in its executive team. In support of this philosophy, the Company has, in the past, awarded stock options to its executive officers. As a result of changes in the manner of accounting for stock-based compensation that became effective in 2005, the Company is more likely to award restricted stock rather than stock options in the future.

The Board intends to make stock-based awards annually consistent with the Company’s objective to provide (i) a long-term equity interest in the Company and (ii) an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, stock-based awards do not vest immediately. Generally, stock-based awards vest over a four-year period. The number of shares subject to stock-based awards granted to each executive officer is approved by the Committee. Individual stock-based awards are dependent on the executive officer’s experience, position and level of responsibility within the Company, an evaluation of the executive officer’s performance and an assessment of the executive officer’s ability to positively affect the Company’s future business plans. No pre-assigned relative weight is ascribed to any of these factors.

Chief Executive Officer Compensation

Andrew G. Raguskus has been President and Chief Executive Officer of the Company since 1996. Mr. Raguskus’ annual salary at the end of 2004 was $313,000. He has an annual normal bonus opportunity of up to a maximum of 60% of his base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2004, Mr. Raguskus received a bonus of $66,350. Mr. Raguskus’ salary and bonus opportunity were considered to be quite reasonable in comparison to salary and bonus structures for chief executive officers of other S&P healthcare sector companies. Mr. Raguskus was not awarded any stock-based incentives in 2004. The Committee will consider future salary and bonus adjustments and stock-based incentives for the Chief Executive Officer based on the Company’s operating performance, as well as the compensation packages of similarly positioned S&P healthcare sector company chief executive officers. The Committee believes that the Chief Executive Officer should have an equity interest in the Company. As of March 9, 2005, Mr. Raguskus beneficially owned 669,769 shares (3.2%) of the Company’s common stock.

Conclusion

Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides appropriate incentives to attain solid financial performance and is closely aligned with stockholder interests. The Committee believes that the Company’s compensation program directs the efforts of the executive officers toward the continued achievement of Sonic Innovations’ growth and profitability for the benefit of the Company’s stockholders.

Compensation Committee:

Lewis S. Edelheit, Chairman

Lawrence C. Ward

Samuel L. Westover

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications, independence, engagement and performance. The Audit Committee manages the Company’s relationship with KPMG LLP (“KPMG”), its current independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to (i) obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and (ii) receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.sonici.com/corporategovernance.

Management is responsible for the Company’s financial statements; accounting principles; establishing, maintaining and evaluating the effectiveness of disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing, maintaining and evaluating the effectiveness of internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee monitors and reviews these processes.

Management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 for the year ended December 31, 2004. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG at each regularly scheduled Audit Committee meeting. The Audit Committee also held special meetings to discuss the status of the Company’s efforts. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed a report on, the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission, as well as KPMG’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to their audit of (i) the Company’s financial statements and financial statement schedule and (ii) management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and KPMG the Company’s audited financial statements as of and for the year ended December 31, 2004. The Audit Committee has discussed with KPMG the matters required to be discussed by the American Institute of Certified Public Accountants’ Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as well as those communications specifically required by Securities and Exchange Commission rules and regulations. The Audit Committee has also received the written disclosures and the letter from KPMG required by the Independence Standards Board’s Independence Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG its independence from the Company and management.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the Company’s 2004 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee:

Samuel L. Westover, Chairman

James M. Callahan

Lewis S. Edelheit

STOCKHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total stockholder return on Sonic Innovations’ common stock from May 2, 2000, the date of our initial public offering, with the cumulative total return on the S&P 500 Composite Index and the S&P Healthcare Sector Index over the same period. The graph and table assume the investment of $100 in each of Sonic Innovations’ common stock, the S&P 500 Composite Index and the S&P Healthcare Sector Index on May 2, 2000 and that all dividends were reinvested.

Comparison of Cumulative Total Return Among Sonic Innovations, S&P 500 Composite Index,

and S&P Healthcare Sector Index

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table shows the cash compensation and certain other compensation paid or accrued by us to our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively, the “Named Executive Officers”) during fiscal years 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation		Long-Term Compensation	All Other Compensation
		Salary	Bonus	Awards
Securities Underlying Stock Options
Andrew G. Raguskus President and Chief Executive Officer	2004 2003 2002	$319,269 284,769 271,461	$66,350 143,000 137,807	— 170,000 50,000	$	— —

Michael A. James (1) Senior Vice President Worldwide Commercial Operations	2004 2003 2002	269,654 246,154 36,923	37,401 64,067 18,462	— 100,000 250,000		75,000 75,000 —	(2) (2)

Stephen L. Wilson Senior Vice President and Chief Financial Officer and Secretary	2004 2003 2002	261,577 236,154 218,615	39,097 62,422 60,867	— 195,000 —		— — —

Jorgen Heide Senior Vice President Business Development	2004 2003 2002	256,385 233,462 222,692	35,552 61,467 50,750	— 110,000 —		— — —

Gregory N. Koskowich Vice President Research and Development	2004 2003 2002	234,115 218,846 212,692	20,428 30,000 28,428	— 60,000 —		— — —

(1)	Joined the Company in October 2002.
(2)	Relocation related expenses.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2004 to each of the Named Executive Officers. All options under our 2000 Stock Plan are granted at exercise prices equal to the fair market value of our common stock on the dates of grant. We have never granted any stock appreciation rights.

The percentage of options granted is based on an aggregate of 418,550 options granted by us during the fiscal year ended December 31, 2004 to our employees. The potential realizable value amounts in the last two columns of the table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the ten-year option term.

The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and the option holder’s continued employment through the vesting period.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	5%	10%
Andrew G. Raguskus	—	—	$—	—	$—	$—

Michael A. James	—	—	—	—	—	—

Stephen L. Wilson	—	—	—	—	—	—

Jorgen Heide	—	—	—	—	—	—

Gregory N. Koskowich	—	—	—	—	—	—

No options were granted to the Named Executive Officers in 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth for each of the Named Executive Officers the number and value of (i) stock options exercised in 2004 and (ii) exercisable and unexercisable stock options held as of December 31, 2004.

OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In- the-Money Options/SARs at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew G. Raguskus	30,000	$278,720	554,487	94,463	$792,010	$67,675

Michael A. James	—	—	336,458	13,542	15,010	17,740

Stephen L. Wilson	4,000	24,800	491,099	69,375	173,826	57,463

Jorgen Heide	60,000	520,776	240,642	40,833	106,261	44,829

Gregory N. Koskowich	54,319	350,275	106,632	80,526	25,698	30,638

The value realized on shares acquired on exercise was determined by multiplying the number of shares acquired by the difference between the exercise price per share and the market value per share on the exercise date.

The value of unexercised “in-the-money” options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $4.17, the closing price per share of our common stock on the Nasdaq National Market on December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Employment Agreements and Change of Control Arrangements

We have agreements with each of our executive officers, including each of the Named Executive Officers (except Mr. Wilson), which are intended to provide for continuity of management in the event of a change of control of the Company. The agreements provide that covered executive officers are entitled to certain severance benefits following a change in control of the Company (as defined in the agreements). If, at any time beginning 20 days before and ending 12 months after a change in control, the covered executive officer is involuntarily terminated without cause by the Company (as defined in the agreements), then the executive will receive a severance payment equal to 12 months of the executive’s base monthly salary (24 months in the case of Mr. Raguskus). For a period of up to one year, the covered executive officer will receive health and dental insurance coverage substantially similar to the coverage provided prior to termination. In addition, (i) all outstanding and unvested stock options granted to the covered executive officer prior to the change in control will become fully vested and exercisable, and (ii) the right of repurchase, if any, by the Company (or its successor) with respect to any Company stock that was purchased by the executive prior to the change in control will lapse in its entirety as of the date of termination. Under the terms of Mr. Wilson’s employment agreement, he will receive a cash payment equal to his highest one year’s salary and bonus in the event that his employment is terminated without cause or his job is reduced in scope. In the event that Mr. Wilson’s employment is terminated or his job is reduced in scope following a change of control of the Company, he will receive a cash payment equal to his two highest years’ salary and bonus and all of his then-outstanding stock options will become fully vested and exercisable.

Indemnification Agreements

We indemnify our directors and officers against certain costs that could be incurred if they were made, or threatened to be made, a party to a legal proceeding in connection with their status as a director or officer. The indemnification agreements, together with our charter documents provide for indemnification to the fullest extent permitted by Delaware law.

Stock Option Grants and Acceleration of Vesting

In 2004, we granted no stock options to our executive officers. Stock options to purchase an aggregate of 39,000 shares of our common stock were granted to our non-employee directors. As of the May 2004 annual meeting, four non-employee directors were each granted a stock option to purchase 6,000 shares of our common stock at $9.54 per share. Mr. Callahan, who was elected to the Board in October 2004, was granted a stock option to purchase 15,000 shares of our common stock at $3.94 per share. Such options were granted under the “formula option grants to outside directors” provision of our 2000 Stock Plan, and in each case the exercise price equaled the fair market value of our common stock on the date of grant.

In December 2004, the Company accelerated the exercisability of stock options previously awarded to directors, officers and employees with exercise prices greater than the closing price of the Company’s common stock as of December 23, 2004 of $4.18 per share. The Company believes that this acceleration will reduce its compensation expense in 2005 and future periods as the Company adopts Financial Accounting Standard Board Statement No. 123R, “Share-Based Payment,” pertaining to expense recognition of stock-based compensation. There were 1,009,221 shares in total that were immediately vested by this acceleration. The number of shares that were vested by this acceleration for each director and Named Executive Officer were as follows: James M. Callahan – 0; Lewis S. Edelheit – 11,000; Kevin J. Ryan – 6,000; Lawrence C. Ward – 6,000; Samuel L. Westover – 11,000; Andrew G. Raguskus – 96,662; Michael A. James – 181,250; Stephen L. Wilson – 0; Jorgen Heide – 45,000; and Gregory N. Koskowich – 22,500.

OTHER INFORMATION

Expenses of Solicitation

Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses for postage in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone, fax or e-mail.

Householding

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of our proxy material unless such stockholders notify us that they would like to continue to receive individual copies. This reduces our printing costs and postage fees. If because of multiple accounts you are still receiving multiple copies of our proxy material at a single address and wish to receive a single copy, or if you currently participate in householding but prefer to receive separate copies of future materials and your shares are registered directly through the Company’s stock transfer agent, please contact American Stock Transfer at (718) 921-8380 or inform them in writing at 6201 15th Avenue, Brooklyn, NY 11219. If your shares are held through a brokerage account, please contact your broker directly.

Deadline for Receipt of Stockholder Proposals and Director Nominations

Stockholders are entitled to present proposals for action at a forthcoming annual meeting if they comply with the requirements of our Bylaws and the rules established by the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In order for a stockholder proposal to be considered for inclusion in Sonic Innovations’ proxy statement for next year’s annual meeting, the written proposal must be received by the Secretary at our offices no later than one hundred twenty (120) days prior to the date on which we mailed this Proxy Statement to stockholders in connection with this year’s Annual Meeting. Assuming a mailing date of April 5, 2005, the deadline for stockholder proposals for next year’s annual meeting will be December 6, 2005. In the event that the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Annual Meeting, notice by the stockholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of next year’s annual meeting is first made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of our stock which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement but instead is sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in their discretion if Sonic Innovations: (a) receives notice before the close of business on December 6, 2005 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on December 6, 2005.

All submissions to, or requests of, the Secretary should be made to our principal offices: 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Executive Officers

For information about the executive officers of the Company, please see Part III, Item 10 “Executive Officers of the Registrant” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Code of Ethics and Corporate Governance Guidelines

The Company has a Code of Business Conduct and Ethics, which pertains to all directors, executive officers and employees, and a Code of Ethics for Principal Executive and Senior Financial Officers (collectively, the “Codes”). The full text of the Codes are accessible by following the links to “Corporate Governance” on the Company’s website www.sonici.com. In the event the Company makes any amendment to, or grants any waiver from, a provision of the Code of Ethics for Principal Executive and Senior Financial Officers that requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons therefore on its website. The Company undertakes to provide any person without charge a copy of the aforementioned Codes upon receipt of a written request. Requests should be addressed to: Secretary, Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah, 84121.

Annual Report on Form 10-K

Sonic Innovations’ 2004 Annual Report on Form 10-K, containing the audited financial statements as of and for the year ended December 31, 2004, is being sent to stockholders together with this Proxy Statement.

SONIC INNOVATIONS WILL FURNISH TO STOCKHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: SECRETARY, SONIC INNOVATIONS, INC., 2795 EAST COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

Other

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Stephen L. Wilson

Senior Vice President and

Chief Financial Officer and Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 5, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of two directors

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

James M. Callahan Lewis S. Edelheit

2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.

FOR

AGAINST ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SONIC INNOVATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2005

The undersigned hereby appoints Andrew G. Raguskus and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 5, 2005 at 9:00 a.m. at the Company’s headquarters located at 2795 E. Cottonwood Parkway, Suite 660, Salt Lake City, Utah, or any adjournments thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any adjournments thereof, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 5, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.Election	of two directors

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

James M. Callahan Lewis S. Edelheit

FOR AGAINST ABSTAIN

2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.

3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.